UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 31, 2008

Franklin Electronic Publishers, Incorporated

(Exact name of registrant as specified in its charter)

Pennsylvania	1-13198	22-2476703
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Franklin Plaza, Burlington, New Jersey	08016-4907
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (609)386-2500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 31, 2008, Franklin Electronic Publishers, Incorporated (the “Company”) entered into an amendment (the “Amendment”) to the Revolving Credit and Security Agreement (the “Credit Agreement”) with PNC Bank, National Association (“PNC”) dated December 7, 2004, as amended by a First Amendment to Revolving Credit and Security Agreement dated December 29, 2005, an Amendment to Loan Documents dated December 22, 2006, an Amendment to Loan Documents dated March 30, 2007, an Amendment to Loan Documents dated as of December 7, 2007, Letter of Extension dated March 4, 2008, Letter of Extension dated May 6, 2008 and Amendment to Revolving Loan and Security Agreement dated May 19, 2008, as further described in “Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant” which is incorporated by reference in this Item 1.01.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The Amendment modifies the Credit Agreement with PNC by providing for a $15,000,000 revolving credit facility with sublimits of $1,000,000 for Letters of Credit, $500,000 for foreign currency borrowings and, subject to certain conditions, $10,000,000 for acquisitions by the Company (the “Loan”).

The Amendment also modifies the Revolving Interest Rate (as defined in the Credit Agreement) such that Loans under the Credit Agreement will be, at the Company’s option, either Domestic Rate Loans based on PNC’s Base Rate with the interest rate varying from the PNC Base Rate plus 50 basis points to the PNC Base Rate plus 100 basis points or LIBOR Rate Loans with the interest rate varying from LIBOR plus 200 basis points to LIBOR plus 300 basis points, in each case depending upon the ratio of the Company’s Funded Debt to EBITDA.

The minimum Fixed Charge Coverage Ratio is amended for the quarter ending December 31, 2008 to no less than .85x to 1.0. The minimum Fixed Charge Coverage Ratio reverts back to 1.25x to 1.0 for the fiscal quarter ending March 31, 2009 and each fiscal quarter thereafter. The Amendment also modifies the provisions for use of proceeds and unused line fee.

Reference is made to the Amendment, attached hereto as Exhibit 10.1, for references to the definition of capitalized terms used herein. Exhibit 10.1 is incorporated by reference herein.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:
10.1	Amendment to Revolving Credit and Security Agreement dated as of December 31, 2008.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN ELECTRONIC PUBLISHERS, INCORPORATED

Date: January 7, 2009	By:	/s/ Frank A. Musto
	Name:	Frank A. Musto
	Title:	Chief Financial Officer